EXHIBIT 4

                         CONSENT OF BEARD, NERTNEY, KINGERY, CROUSE & HOHL, P.A.



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 BEARD NERTNEY KINGERY CROUSE & HOHL P.A.


 CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

We consent to the incorporation by reference in the Registration Statement (Form SB-2 No. 333-71659) with respect to our report dated January 20, 1999, with respect to the financial statements of 4 Brandon - I, Inc. for the period ended December 31, 1998 filed with the Securities and Exchange Commission.



                           February 22, 1999


                           /s/ BEARD NERTNEY KINGERY CROUSE & HOHL P.A.


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